(VCAPX)

February 28, 2017

Supplement to the Prospectus dated December 18, 2015

Dividend Reinvestment Program Temporarily Suspended

(Dividend Payments Now in Cash Only)

Effective February 28, 2017, the Fund will pay dividends in cash only, with no automatic reinvestment of dividends. Previously, shareholders had the option of receiving dividends in cash or having them reinvested in Fund shares. During the suspension period, shareholders will not be permitted to have cash distributions automatically reinvested in additional Fund shares due to the temporary suspension of offering and sales of Fund shares. Once sales of Fund shares has commenced, the dividend reinvestment program will be reinstated.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, to the extent the cash dividends are not deposited in your retirement account, cash dividends may be deemed to be a distribution from an Individual Retirement Account, Simplified Employee Pension (SEP) IRA, 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account. You may be required to roll the proceeds into another retirement account within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year or to avoid disqualification of your plan and unfavorable tax consequences. You should consult with your tax advisor.

Temporary Suspension of Offering and Sales of Fund Shares

Because the Fund has experienced a delay in filing its 2016 annual report, it has been unable to update its Prospectus and Statement of Additional Information. Therefore, the Fund’s Board of Trustees has determined to temporarily suspend the sale of Fund shares until an updated Prospectus and Statement of Additional Information is filed with the Securities and Exchange Commission and an updated Prospectus is available. Effective after the close of business January 31, 2017, the Fund, through its transfer agent, no longer accepts orders for sales of additional shares of the Fund, either from current Fund shareholders or from new investors, or through reinvestment of Fund dividends.

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This Supplement, the Prospectus and the Statement of Additional Information, both dated December 18, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-866-277-8243.